GOODWILL	12 Months Ended
Dec. 31, 2015
GOODWILL [Text Block]

6. GOODWILL

Goodwill by segment at December 31, 2015 and 2014 is as follows:

	December 31,		Exchange rate		December 31,
	2014	Transfer	adjustment	Impairment	2015
CBT Segment	$9,210,122	$(3,057,879)	$(332,350)	$(1,066,439)	$4,753,454
TIT Segment	2,908,695	3,057,879	1,885,414	(7,851,988)	-
Total	$12,118,817	$-	$1,553,064	$(8,918,427)	$4,753,454

In accordance with FASB ASC Topic 350, management reviews goodwill impairment annually or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Management used the discounted cash flow method to estimate the fair value of its reporting units. Determining the fair value of a reporting unit involves the use of significant estimates and assumptions, such as revenue growth rate, gross profit rate, and discount rate.

Based on the impairment test performed in 2015, step one of the test results indicated that the carrying amount of the TIT and CBT segments exceeded their fair value, and therefore an impairment of goodwill was probable. Management then determined the implied fair value of goodwill for the TIT and CBT segments. As a result, the Company recognized a goodwill impairment loss of $7.85 million and $1.07 million in the TIT and CBT segment in 2015, respectively.

Based on the impairment test performed in 2014, step one of the test results indicated that the carrying amount of the TIT segment exceeded its fair value, and therefore an impairment of goodwill was probable. Management then determined the implied fair value of goodwill for the TIT segment. As a result, the Company recognized a goodwill impairment loss of $4.68 million in the TIT segment in 2014.